UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06445

The Herzfeld Caribbean Basin Fund, Inc.
(Exact name of registrant as specified in charter)

P.O. BOX 161465, MIAMI, FLORIDA 33116
(Address of principal executive offices) (Zip code)

THOMAS J. HERZFELD
P.O. BOX 161465, MIAMI, FL 33116
(Name and address of agent for service)

Registrant's telephone number, including area code: 305-271-1900

Date of fiscal year end: 06/30

Date of reporting period: 07/01/10 - 12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SHAREHOLDER REPORT

The Herzfeld Caribbean Basin Fund, Inc.

Semi-Annual Report
December 31, 2010

The Herzfeld Caribbean Basin Fund, Inc.
The Herzfeld Building
PO Box 161465
Miami, FL  33116
(305) 271-1900

Investment Advisor
HERZFELD/CUBA
a division of Thomas J. Herzfeld Advisors, Inc.
PO Box 161465
Miami, FL  33116
(305) 271-1900

Transfer Agent & Registrar
State Street Bank and Trust
200 Clarendon Street, 16th Floor
Boston, MA  02116
(617) 443-6870

Custodian
State Street Bank and Trust
200 Clarendon Street, 5th Floor
Boston, MA  02116

Counsel
Pepper Hamilton LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA  19103

Independent Auditors
Rothstein, Kass & Company, P.C.
4 Becker Farm Road
Roseland, NJ  07068

The Herzfeld Caribbean Basin Fund Inc.’s investment objective is long-term capital appreciation.  To achieve its objective, the Fund invests in issuers that are likely, in the Advisor’s view, to benefit from economic, political, structural and technological developments in the countries in the Caribbean Basin, which include, among others, Cuba, Jamaica, Trinidad and Tobago, the Bahamas, the Dominican Republic, Barbados, Aruba, Haiti, the Netherlands Antilles, the Commonwealth of Puerto Rico, Mexico, Honduras, Guatemala, Belize, Costa Rica, Panama, Colombia, the United States and Venezuela ("Caribbean Basin Countries").  The Fund invests at least 80% of its total assets in equity and equity-linked securities of issuers,  including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries.

Listed NASDAQ Capital Market
Symbol: CUBA

Letter to Stockholders

February 4, 2011

Dear Fellow Stockholders:

We are pleased to present our Semi-Annual Report for the period ended December 31, 2010.  On that date the net asset value of The Herzfeld Caribbean Basin Fund, Inc. stood at $7.85 per share, up 28.27% for the six-month period, while the share price closed at $7.17 per share, a gain of 26.46%.

For the 12-month period ended December 31st, the Fund’s net asset value rose from $6.61 per share to $7.85, up 18.76%, while the share price advanced from $6.42 to $7.17, a gain of 11.68%.

Portfolio Commentary

The Fund seeks long-term capital appreciation through investment in companies which the Advisor believes are poised to benefit from economic, political, structural and technological developments in countries of the Caribbean Basin.  In that region of the world, one cannot overlook the potential impact of changes in Cuba, which we feel will shape the development and future economic growth of the entire region.  As we’ve noted before, our focus on the Caribbean is two-fold: we look for companies which we believe will benefit from a resumption of trade with Cuba, and also, for companies in the region which we believe have good prospects even if there is no change in US policy towards Cuba.

Within Cuba we are beginning to see changes. For instance, through an alliance with Alcatel-Lucent of France, Cuba has been laying a new fiber optic cable.  The updated technology is expected to greatly increase the country’s bandwidth capa-

Letter to Stockholders (continued)

bilities.  Though a relatively small step, such incremental advances can, over time, help to bolster the free flow of ideas between Cuba and the outside world.  We are optimistic about the continuation of this type of infrastructure build and look for any projects that involve US companies, where permitted, under the current embargo.

US policy change towards Cuba remains slow and difficult.  For instance, in our last report we mentioned The Travel Restriction Reform and Export Enhancement Act (H.R. 4645), which was making its way through the legislature at the time.  The Act was met with a roadblock, a split in Congress.  Nevertheless, in January, President Obama issued an executive order allowing travel to Cuba with access granted based on academic and religious criteria.  The order also increased the amount and category of cash remittances permitted to be sent to Cubans.  For the first time ever, Americans can send such money to help Cubans start small businesses.  We were pleased with President Obama’s tactfulness in utilizing his executive order privileges and showing leadership in strengthening diplomatic ties.

One portfolio holding that should benefit from the changes is Western Union (WU).  The company is already well positioned to handle the new $500 per person quarterly remittance allocation Americans are permitted to send to Cubans.

Two other holdings are poised to take advantage of a future lifting of travel restrictions to the island: Carnival Corp. (CCL) and Royal Caribbean Cruises Ltd. (RCL).  Cuba is expected to be a coveted port-of-call.  We remain bullish on the cruise line industry with, or without, a Cuban-play. RCL’s share price recently moved above price levels prevailing before the 2008 financial crisis.

Our core portfolio holdings remain largely unchanged from the last report, with the exception of Freeport McMoran Copper and Gold (FCX).  After ranking as our third largest holding, FCX was sold during September, 2010.  FCX has been part of the portfolio for the past two years.  From its lows in late 2008, the stock price has increased more than four fold and we captured a large portion of the gain through trading the shares.  We took advantage of the improved price to sell the position and added to some of our other favorites.

Letter to Stockholders (continued)

We have also started to invest in a few fledgling companies that are highly speculative, but have a pure Cuba business plan.

Largest Allocations

The following tables present our largest investment and geographic allocations as of December 31, 2010.

Geographic Allocation	% of Net Assets	Largest Portfolio Positions	% of Net Assets
USA	51.58%	Seaboard Corporation	9.02%
Mexico	17.47%	Copa Holdings S.A.	6.56%
Panama	9.03%	Watsco Incorporated	6.40%
Colombia	5.58%	Coca Cola Femsa, S.A.B.de C.V. ADR	6.36%
Bahamas	4.80%	Carnival Corp.	6.25%
Cayman Island	2.46%	Royal Caribbean Cruises Ltd.	6.21%
Puerto Rico	0.72%	Bancolombia, S.A.	5.58%
Belize	0.29%	America Movil, S.A.B. de C.V. ADR	4.64%
Cuba	0.00%	Norfolk Southern Corporation	4.09%
Cash and Other Countries	8.07%	Mastec, Inc.	3.81%

Daily net asset values and press releases by the Fund are available on the Internet at www.herzfeld.com.

We would like to thank the members of the Board of Directors for their hard work and guidance and also thank our fellow stockholders for their continued support and suggestions.

Sincerely,

Thomas J. Herzfeld
Chairman of the Board, President and
Portfolio Manager

Erik M. Herzfeld
Portfolio Manager

Schedule of Investments as of December 31, 2010 (unaudited)

Shares or Principal Amount	Description	Fair Value

Common stocks - 92.07% of net assets

Airlines - 6.56%
32,500	Copa Holdings, S.A.	$1,912,300

Banking and finance - 9.66%
26,280	Bancolombia, S.A.	1,626,995
39,000	Banco Latinoamericano de Exportaciones, S.A.	719,940
11,500	Doral Financial Corp.*	15,870
50,000	Popular Inc.	157,000
3,844	W Holding Co. Inc.*	769
16,000	Western Union Company	297,120

Communications - 12.10%
23,595	América Móvil, S.A.B. de C.V. ADR	1,352,937
35,600	América Móvil, S.A.B. de C.V. Series A	95,999
104,572	América Móvil, S.A.B. de C.V. Series L	300,134
8,698	Atlantic Tele-Network, Inc.	333,481
377,100	Fuego Enterprises Inc.*	5,657
22,516	Grupo Radio Centro, S.A.B. ADR	207,823
32,400	Grupo Televisa, S.A.B. ADR	840,132
30,000	Level 3 Communications*	29,400
80,304	Spanish Broadcasting System, Inc.*	56,855
15,000	Telefonos de Mexico, S.A.B. de C.V. ADR Series L	242,100
78,600	Telefonos de Mexico, S.A.B. de C.V. Series L	64,045

Conglomerates and holding companies - 0.28%
250,000	Admiralty Holding Company*	75
70,348	BCB Holdings Ltd.*	80,402
3,250	Shellshock Ltd. Ord.*	2,544

Construction and related - 5.40%
37,806	Cemex S.A.B. de C.V. ADR	404,902
53,645	Cemex S.A.B. de C.V. Series CPO	57,325
20	Ceramica Carabobo Class A ADR (Note 2)*	--
76,132	Mastec, Inc.*	1,110,766

*Non-income producing

See accompanying notes

Schedule of Investments as of December 31, 2010 (unaudited) (continued)

Shares or Principal Amount	Description	Fair Value

Consumer products and related manufacturing - 7.05%
13,273	Grupo Casa Saba, S.A.B. de C.V. ADR	$187,813
29,600	Watsco Incorporated	1,867,168

Food, beverages and tobacco - 8.83%
14,000	Chiquita Brands International Inc.*	196,280
53,874	Cleanpath Resources Corp.*	323
22,500	Coca Cola Femsa, S.A.B. de C.V. ADR	1,854,675
18,900	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	105,809
16,690	Fresh Del Monte Produce Inc.	416,416

Housing - 2.41%
37,500	Lennar Corporation	703,125

Investment companies - 0.01%
4,420	Shellproof Limited*	3,114

Leisure - 13.90%
39,500	Carnival Corp.	1,821,345
38,500	Royal Caribbean Cruises Ltd.*	1,809,500
9,029	Steiner Leisure Ltd.*	421,654

Mining - 0.05%
3,863	Grupo México, S.A.B. de C.V. Series B	15,923

Pulp and paper - 0.13%
6,100	Kimberly-Clark de México, S.A.B. de C.V. Series A	37,266

Railroad - 4.98%
19,000	Norfolk Southern Corporation	1,193,580
20,000	Rail America Inc.*	259,000

Retail - 1.07%
1,270	Grupo Elektra, S.A.B. de C.V. Series CPO	53,955
90,222	Wal-Mart de México, S.A.B. de C.V. Series V	258,143

*Non-income producing

See accompanying notes

Schedule of Investments as of December 31, 2010 (unaudited) (continued)

Shares or Principal Amount	Description	Fair Value

Service - 0.01%
700	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	$3,972

Trucking and marine freight - 14.44%
12,280	Grupo TMM, S.A.B. ADR*	31,314
1,321	Seaboard Corporation	2,630,111
2,000	Seacor Holdings, Inc.	202,180
20,000	Teekay Corporation	661,600
8,361	Teekay LNG Partners LP	317,634
79,087	Trailer Bridge, Inc.*	218,280
23,000	Ultrapetrol Bahamas Ltd.*	147,890

Utilities - 4.94%
12,000	Caribbean Utilities Ltd. Class A	105,720
66,841	Consolidated Water, Inc.	612,932
700	Cuban Electric Company (Note 2)*	67
40,500	Teco Energy Inc.	720,900

Other - 0.25%
100,000	Cuba Business Development (Note 2)*	--
13,000	Impellam Group*	35,211
55,921	Margo Caribe, Inc.*	36,349
895	Siderurgica Venezolana Sivensa, S.A. ADR (Note 2)*	--
79	Siderurgica Venezolana Sivensa, S.A. Series B (Note 2)*	--
45,000	Xcelera, Inc. (Note 2)*	--
Total common stocks (cost $23,251,912)		$26,843,820

*Non-income producing

See accompanying notes

Schedule of Investments as of December 31, 2010 (unaudited) (continued)

Shares or Principal Amount	Description	Fair Value

Bonds - 0% of net assets
$165,000 Republic of Cuba - 4.5%, 1977 - in default		$--

Total bonds (cost $63,038) (Note 2)*		$--

U.S. Treasury Obligations - 6.86% of net assets

$2,000,000 U.S. Treasury Bills due 1/11/11, 0% coupon		$1,999,992

Total U.S. Treasury Bills (cost $1,999,992)		$1,999,992

Other assets less liabilities - 1.07% of net assets		$311,289

Net assets - 100%		$29,155,101

The investments are concentrated in the following geographic regions (as percentages of net assets):

United States of America		51.58%
Mexico		17.47%
Panama		9.03%
Colombia		5.58%
Other, individually under 5%**		16.34%
		100.00%

*Non-income producing
**Amount includes other assets less liabilities of 1.07%

See accompanying notes

Statement of Assets and Liabilities as of
December 31, 2010 (unaudited)

ASSETS

Investments in securities, at fair value (cost $23,314,950) (Notes 1 and 2)		$26,843,820
Cash and equivalents		2,378,358
Dividends receivable		23,688
Other assets		18,867

TOTAL ASSETS		29,264,733

LIABILITIES

Accrued investment advisor fee (Note 3)	$100,536
Other payables	9,096

TOTAL LIABILITIES		109,632

NET ASSETS (Equivalent to $7.85 per share based on 3,713,071* shares outstanding)		$29,155,101

Net assets consist of the following:
Common stock, $.001 par value; 100,000,000 shares authorized; 3,713,071 shares issued and outstanding		$3,713
Additional paid-in capital		26,567,850
Accumulated net investment loss and net realized loss on investments		(945,332)
Net unrealized gain on investments (Notes 4 and 5)		3,528,870

NET ASSETS		$29,155,101

* 213,222 shares issued through dividend reinvestment plan and 1,812,293 shares issued through rights offering (Note 6)

See accompanying notes.

Statement of Operations Year Ended
December 31, 2010 (unaudited)

INVESTMENT INCOME AND EXPENSES

Dividends and interest		$218,647

Investment advisor fees (Note 3)	$189,181
Custodian fees	37,000
Professional fees	25,051
Insurance	22,000
CCO salary	13,456
Printing and postage	11,832
Transfer agent fees	9,792
Listing fees	7,500
Director fees	6,400
Proxy services	5,527
Other	2,573
Total investment expenses		330,312

NET INVESTMENT LOSS		(111,665)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	466,864
Net increase in unrealized appreciation on investments and foreign currency	6,092,754

NET GAIN ON INVESTMENTS		6,559,618

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$6,447,953

See accompanying notes.

Statements of Changes in Net Assets

	Six Months
	Ended
	12/31/10	Year-Ended
	(unaudited)	6/30/10

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment loss	$(111,665)	$(246,930)
Net realized gain on investments and foreign currency	466,864	1,631,231
Net increase in unrealized appreciationon investments and foreign currency	6,092,754	1,441,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,447,953	2,825,648

NET DISTRIBUTIONS TO STOCKHOLDERS	--	--

TOTAL INCREASE IN NET ASSETS	6,447,953	2,825,648

NET ASSETS

Beginning	22,707,148	19,881,500

Ending	$29,155,101	$22,707,148

See accompanying notes.

Financial Highlights

	Six Months Ended		Year Ended June 30
	12/31/10
	(unaudited)		2010	2009	2008	2007

PER SHARE OPERATING PERFORMANCE
(For a share of capital stock outstanding for each time period indicated)
Net asset value, beginning of year	$6.12		$5.35	$7.31	$9.77	$8.08

Operations:
Net investment income (loss)1	(0.03)		(0.07)	(0.05)	0.22	(0.14)
Net realized and unrealized gain (loss) on investment transactions1	1.76		0.84	(1.70)	(1.40)	2.83
Total from operations	1.73		0.77	(1.75)	(1.18)	2.69

Distributions:
From net investment income	--		--	(0.16)	(0.06)	--
From net realized gains	--		--	(0.05)	(1.22)	(1.00)
Total distributions	--		--	(0.21)	(1.28)	(1.00)

Net asset value, end of year	$7.85		$6.12	$5.35	$7.31	$9.77

Per share market value, end of year	$7.17		$5.67	$6.07	$7.69	$13.59

Total investment return (loss) based on market value per share	26.46%		(6.59%)	(17.73%)	(34.29%)	94.61%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000’s)	$29,155		$22,707	$19,882	$27,131	$16,481
Ratio of expenses to average net assets	2.56	%2	2.78%	3.02%	2.74%	3.28%
Ratio of net investment income (loss)to average net assets	(0.86	%)2	(1.05%)	(0.84%)	1.70%	(1.83%)
Portfolio turnover rate	7%		27%	17%	25%	28%

1 Computed by dividing the respective year’s amounts from the Statement of Operations by the average outstanding shares for each year presented.  For 2008, amounts were computed using the weighted average outstanding shares due to the significant one-time increase in shares from the rights offering.

2 This figure has been annualized; however, the percentage shown is not necessarily indicative of results for a full year.

See accompanying notes.

Notes to Financial Statements

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Related Matters

The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland on March 10, 1992, and registered under the Investment Company Act of 1940. The Fund commenced investing activities in January 1994. The Fund is listed on the NASDAQ Capital Market and trades under the symbol “CUBA”.

The Fund’s investment objective is to obtain long-term capital appreciation.  The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin Country or (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin Country (collectively, “Caribbean Basin Companies”).  Under normal conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Countries.  This 80% policy may be changed without stockholder approval upon sixty days written notice to stockholders.  The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

At December 31, 2010, the Fund had foreign investments in companies operating principally in Mexico and Panama representing approximately 17.47% and 9.03% of the Fund’s net assets, respectively.

The Fund’s custodian and transfer agent is State Street Bank & Trust Company (“SSBT”), 200 Clarendon Street, PO Box 9130, Boston, Massachusetts  02117.

Security Valuation

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Notes to Financial Statements

In determining fair value, the Fund uses various valuation approaches.  In accordance with GAAP, a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1:	quoted prices in active markets for identical investments
Level 2:	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3:	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined.  Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed.  Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3.  In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure.  Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.  The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation.  In periods of market dislocation, the observability of prices and inputs may be reduced for many securities.  This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Notes to Financial Statements

Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market or Capital Market) are stated at the last reported sales price on the day of valuation (or at the NASDAQ official closing price); other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors.

The following table summarizes the classification of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2010:

LEVEL	Investments in Securities
Level 1	$26,760,229
Level 2	$2,083,583
Level 3	$0	*

*See Note 2, non-marketable securities owned

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities at Value
Balance as of 6/30/10	$0
Unrealized loss	(2,337)
Net purchases/(sales)	0
Transfer in/out of Level 3	2,337
Balance as of 12/31/10	$0

Income Recognition

Security transactions are recorded on the trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recognized on the ex-dividend date or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recognized on an accrual basis. Pursuant to a custodian agreement, SSBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with SSBT.  Credit balances used to reduce the Fund’s custodian fees for the six months ended December 31, 2010 were approximately $393.  Discounts and premiums

Notes to Financial Statements

on debt securities purchased are amortized over the life of the respective securities.  It is the Fund’s practice to include the portion of realized and unrealized gains and losses on investments denominated in foreign currencies as components of realized and unrealized gains and losses on investments and foreign currency.

Deposits with Financial Institutions

The Fund may, during the course of its operations, maintain account balances with financial institutions in excess of federally insured limits.

Counterparty Brokers

In the normal course of business, substantially all of the Fund’s money balances and security positions are custodied with the Fund’s custodial broker, SSBT.  The Fund transacts with other brokers, including its introducing broker, Thomas J. Herzfeld & Co., Inc.  The Fund is subject to credit risk to the extent any broker with which it conducts business is unable to fulfill contractual obligations on its behalf.  The Fund’s management monitors the financial condition of such brokers and does not anticipate any losses from these counterparties.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Fund’s policy is to continue to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders.  Under these provisions, the Fund is not subject to federal income tax on its taxable income and no federal income tax provision is required.

 The Fund has adopted a June 30 year-end for federal income tax purposes.

Notes to Financial Statements

Distributions to Stockholders

Distributions to stockholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.  For the six months ended December 31, 2010, the Fund did not declare a distribution.

NOTE 2. NON-MARKETABLE AND RESTRICTED SECURITIES OWNED

Investments in securities, include $165,000 principal, 4.5%, 1977 Republic of Cuba bonds purchased for $63,038.  The bonds were listed on the New York Stock Exchange and had been trading in default since 1960.  A “regulatory halt” on trading was imposed by the New York Stock Exchange in July 1995 and trading in the bonds was suspended as of December 28, 2006.  The New York Stock Exchange has stated that following the suspension of trading, application will be made to the Securities and Exchange Commission to delist the issue.  As of December 31, 2010, the position was valued at $0 by the Board of Directors, which approximates the bonds’ fair value.

Investments in securities also include 45,000 shares of Xcelera, Inc., 20 shares of Ceramica Carabobo Class A ADR, 895 shares of Siderurgica Venezolana Sivensa, S.A. ADR, 79 shares of Siderurgica Venezolana Sivensa S.A. Series B, and 100,000 shares of Cuba Business Development.   As of December 31, 2010, the positions were valued at $0 by the Board of Directors, which approximates their fair value.

Two of the Fund’s holdings are currently segregated and restricted from transfer because they appear on the OFAC list.  These securities are: $165,000 principal value Republic of Cuba, 4.5%, 1977 in default with a fair value of $0, and 700 shares of Cuban Electric Company with a fair value of $67.

NOTE 3. TRANSACTIONS WITH AFFILIATES

HERZFELD / CUBA (the “Advisor”), a division of Thomas J. Herzfeld Advisors, Inc., is the Fund’s investment advisor and charges a monthly fee at the annual rate of 1.45% of the Fund’s average daily net assets.  Total fees for the six months ended December 31, 2010 amounted to $189,181, of which $100,536 is payable as of December 31, 2010.

During the six months ended December, 2010, the Fund paid $4,473 of brokerage commissions to Thomas J. Herzfeld & Co., Inc., an affiliate of the Advisor, at an average cost per share of $0.032.

A director of the Fund serves on the Board of Directors of Margo Caribe, Inc., a company in which the Fund has an investment.

Notes to Financial Statements

A director of the Fund is the owner of the Advisor and Thomas J. Herzfeld & Co., Inc.

The Fund reimbursed the Advisor in the amount of $13,456 for the portion of the chief compliance officer’s (the “CCO”) salary determined to be attributable to the services provided as CCO of the Fund.

NOTE 4. INVESTMENT TRANSACTIONS

During the six months ended December 31, 2010, purchases and sales of investment securities were $1,706,146 and $3,885,615, respectively.

At December 31, 2010, the Fund’s investment portfolio had gross unrealized gains of $6,763,562 and gross unrealized losses of $3,234,692, resulting in a net unrealized gain of $3,528,870 for financial statement purposes.

NOTE 5. INCOME TAX INFORMATION

For financial statement purposes, the Fund’s net investment loss for the year ended June 30, 2010 does not differ from the net investment loss for tax purposes.  Realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.

As of June 30, 2010, for tax purposes the Fund’s undistributed net investment loss was $0 and its undistributed realized loss (“capital loss carryforward”) on investments was $735,871.  This capital loss carryforward will expire, if unutilized, as of December 31, 2018.  Additionally, the Fund has Post October capital losses of $31,756 as of June 30, 2010, which are deferred until fiscal 2011 for tax purposes.

The cost basis of securities owned for financial statement purposes is lower than the cost basis for income tax purposes by $532,903 due to wash sale adjustments.  As of June 30, 2010, gross unrealized gains were $2,228,820 and gross unrealized losses were $5,325,607 for income tax purposes.

Permanent differences accounted for during the year ended June 30, 2010 result from differences between book and tax accounting for the characterization of distributions and the write-off of the Fund’s net investment loss for tax purposees.  Such amounts have been reclassified as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss on Investments	Additional Paid in Capital
Year ended June 30, 2010	$246,930	$41,698	($288,628)

Notes to Financial Statements

The above noted reclassification was not reflected within the components of net assets in the June 30, 2010 annual financial statements of the Fund.  As a result, “additional paid-in capital” and the “accumulated net investment loss and net realized loss on investments” reported on the June 30, 2010 Statement of Assets and Liabilities of the Fund each have been decreased by $288,628 from amounts previous reported to $26,567,860 and ($1,300,531), respectively.  Such reclassification did not result in any change to the reported total net assets of the Fund as of June 30, 2010 or to the reported operating results of the Fund for the year ended June 30, 2010.

In accordance with GAAP, the Fund is required to determine whether a tax position is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position.  The Fund files an income tax return in the U.S. federal jurisdiction, and may file income tax returns in various U.S. states and foreign jurisdictions.  Generally the Fund is no longer subject to income tax examinations by major taxing authorities for years before June 30, 2007.  The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement.  De-recognition of a tax benefit previously recognized results in the Fund recording a tax liability that reduces ending net assets.  This policy has been applied to all existing tax positions upon the Fund’s initial adoption for the period ended June 30, 2008.  Based on its analysis, the Fund has determined that the adoption of this policy did not have a material impact on the Fund’s financial statements upon adoption.  However, the Fund’s conclusions regarding this policy may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

The Fund’s policy would be to recognize accrued interest expense to unrecognized tax benefits in interest expense and penalties in operating expenses.  There were none for the period ended June 30, 2010.

Notes to Financial Statements

NOTE 6. CAPITAL SHARE TRANSACTIONS

Rights Offering

On October 26, 2007, the Fund issued 1,812,293 common shares in connection with a rights offering.  Stockholders of record September 26, 2007 were issued one non-transferable right for every share owned on that date.  The rights entitled the stockholders to purchase one new common share for every right held.  In addition, the Fund had the discretion to increase the number of shares of common stock subject to subscription by up to 100% of the shares offered, or up to an additional 1,678,556 additional shares of common stock.

The subscription price was equal to 85% of the average volume-weighted sales price per share of the Fund’s common stock on the NASDAQ Capital Market on October 26, 2007 and the four preceding trading days.  The final subscription price was $10.04 per share.  Net proceeds to the Fund were $18,075,138 after deducting rights offering costs of $120,284.  The net asset value of the Fund’s common shares was increased by approximately $0.09 per share as a result of the share issuance.

Year-End Distributions

On January 5, 2009, the Fund paid a year-end distribution of $0.211 per share paid in stock.  Stockholders were also given the option of receiving the payment in cash.  Shares were purchased in the open market to pay the distribution at a reinvestment price of $4.9896 per share including brokerage commissions.

On January 9, 2008, the Fund issued 213,222 common shares in connection with a year-end distribution of $1.28 per share paid in stock.  Stockholders were also given the option of receiving the payment in cash.  Shares were issued at $7.94 per share, equal to the net asset value of the Fund on the payable date of January 9, 2008.  New shares were issued at net asset value per share, therefore the reinvestment of distributions had no effect on net asset value.

No distribution was declared during the fiscal year ended June 30, 2010 or for the six month period ended December 31, 2010.

Dividend Reinvestment Plan

Registered holders (“Stockholders”) of shares of common stock, $0.001 par value (“Common Stock”) of Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will automatically be enrolled (“Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows:

1.
State Street Bank & Trust Company (the “Agent”) will act as agent for each Participant.  The Agent will open an account for each registered shareholder as a Participant under the Plan in the same name in which such Participant’s shares of Common Stock are registered.

2.
CASH OPTION.  Pursuant to the Fund’s Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions payable in cash (“Distributions”) will be automatically reinvested by the Agent in additional Common Stock of the Fund. Stockholders who elect not to participate in the Plan will receive all cash distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by the Agent, as dividend paying agent. Stockholders and Participants may elect not to participate in the Plan and to receive all cash distributions of dividends and capital gains in cash by sending written instructions to the Agent, as dividend paying agent, at the address set forth below.

3.
MARKET PREMIUM ISSUANCES. If on the payment date for a Distribution, the net asset value per Common Stock is equal to or less than the market price per Common Stock plus estimated brokerage commissions, the Agent shall receive newly issued Common Stock (“Additional Common Stock”) from the Fund for each Participant’s account. The number of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.

4.
MARKET DISCOUNT PURCHASES. If the net asset value per Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on each Participant’s Common Stock to purchase Common Stock on the open market. In the event of a market discount on the payment date, the Agent will have 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases.  The weighted average price (including brokerage commissions) of all Common Stock purchased by the

Dividend Reinvestment Plan (continued)

Agent as Agent shall be the price per Common Stock allocable to each Participant. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Stock as of the payment date, the purchase price paid by Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer Common Stock than if such Distribution had been paid in Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Stock at the net asset value per Common Stock at the close of business on the last purchase date. Participants should note that they will not be able to instruct the Agent to purchase Common Stock at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase Common Stock within the time provided, or with the timing of any purchases effected. The Agent shall have no responsibility for the value of Common Stock acquired. The Agent may commingle Participants’ funds to be used for open-market purchases of the Fund’s shares and the price per share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions and other related costs) of all Fund shares purchased by Agent. The rules and regulations of the Securities and Exchange Commission may require the Agent to limit the Agent’s market purchases or temporarily cease making market purchases for Participants.

5.
The market price of Common Stock on a particular date shall be the last sales price on the securities exchange where the Common Stock are listed on that date (currently the NASDAQ Capital Market)(the “Exchange”), or, if there is no sale on the Exchange on that date, then the average between the closing bid and asked quotations on the Exchange on such date will be used. The net asset value per Common Stock on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund.

6.
Whenever the Agent receives or purchases shares or fractional interests for a Participant’s account, the Agent will send such Participant a notification of the transaction as soon as practicable.  The Agent will hold such shares and fractional interests as such Participant’s agent and may hold them in the Agent’s name or the name of the Agent’s nominee.  The Agent will not send a Participant stock certificates for shares unless a Participants so requests in writing or unless a Participant’s account is terminated as stated below.  The Agent will vote any shares so held for a Participant in accordance with any proxy returned to the Fund by such Participant in respect of the shares of which such Participant is the record holder.

Dividend Reinvestment Plan (continued)

7.
There is presently no service charge for the Agent serving as Participants’ agent and maintaining Participants’ accounts.  The Agent may, however, charge Participants for extra services performed at their request.  The Plan may be amended in the future to impose a service charge.  In acting as Participants’ agent under the Plan, the Agent shall be liable only for acts, omissions, losses, damages or expenses caused by the Agent’s willful misconduct or gross negligence.  In addition, the Agent shall not be liable for any taxes, assessments or governmental charges which may be levied or assessed on any basis whatsoever in connection with the administration of the Plan.

8.
The Agent may hold each Participant’s Common Stock acquired pursuant to the Plan together with the Common Stock of other Stockholders of the Fund acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of the Agent’s nominee. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable, but in no event later than 60 days, after the date thereof. Upon a Participant’s request, the Agent will deliver to the Participant, without charge, a certificate or certificates for the full Common Stock. Although each Participant may from time to time have an undivided fractional interest in a Common Share of the Fund, no certificates for a fractional share will be issued. Similarly, Participants may request to sell a portion of the Common Stock held by the Agent in their Plan accounts by calling the Agent, writing to the Agent, or completing and returning the transaction form attached to each Plan statement. The Agent will sell such Common Stock through a broker-dealer selected by the Agent within 5 business days of receipt of the request. The sale price will equal the weighted average price of all Common Stock sold through the Plan on the day of the sale, less brokerage commissions. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. Any share dividends or split shares distributed by the Fund on Common Stock held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Stockholders rights to purchase additional Common Stock, the Common Stock held for each Participant under the Plan will be added to other Common Stock held by the Participant in calculating the number of rights to be issued to each Participant.

If a Participant holds more than one Common Stock Certificate registered in similar but not identical names or if more than one address is shown for a Participant on the Fund’s records, all of such Participant’s shares of Common Stock must be put into the same name and address if all of them are to be covered by one account.  Additional shares subsequently acquired by a Participant otherwise than through the Plan will be covered by the Plan.

9.
The reinvestment of Distributions does not relieve Participants of any federal, state or local taxes which may be payable (or required to be withheld on Distributions.) Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

Dividend Reinvestment Plan (continued)

10.
Each registered Participant may terminate his or her account under the Plan by notifying the Agent in writing at State Street Bank and Trust, P.O. Box 642, Boston, MA  02117-0642, or by calling the Agent at (617) 443-6870.  Such termination will be effective with respect to a particular Distribution if the Participant’s notice is received by the Agent prior to such Distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 60 days prior to the effective date of the termination. Upon any termination, the Agent will cause a certificate or certificates to be issued for the full shares held for each Participant under the Plan and cash adjustment for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him. If preferred, a Participant may request the sale of all of the Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan. If any Participant elects in advance of such termination to have Agent sell part or all of his shares, Agent is authorized to deduct from the proceeds the brokerage commissions incurred for the transaction. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Agent in writing at the address above.

11.
These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund.

12.	These terms and conditions shall be governed by the laws of the State of Maryland.

Dated: November 22, 2006

Discussion Regarding the Approval of the Investment
Advisory Agreement

The Fund’s Board of Directors including a majority of those directors who are not “interested persons” as such term is defined in the 1940 Act (“Independent Directors”) unanimously approved the continuance of the investment advisory agreement between the Fund and the Advisor (the “Agreement”) at a meeting held on August 11, 2010.

Before meeting to determine whether to approve the Agreement, the Board had the opportunity to review written materials provided by the Advisor and by legal counsel to the Fund which contained information to help the Board evaluate the Agreement. The materials included (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Agreement, (ii) a letter from the Advisor containing detailed information about the Advisor’s services to the Fund, Fund performance, allocation of Fund transactions, compliance and administration information, and the compensation received by the Advisor from the Fund; (iii) a copy of the current investment advisory agreement between the Fund and the Advisor; (iv)  audited financial statements for the Advisor for the year-ended December 31, 2009 and unaudited financial statements for the six months ended June 30, 2010; (v) the Advisor’s Form ADV Parts I and II; (vi) comparative performance data for the Fund relative to peer funds (small closed-end funds and foreign funds invested in the Latin American region); and (vii) comparative statistics and fee data for the Fund relative to peer funds.

During its deliberations on whether to approve the continuance of the Agreement, the Board considered many factors. The Board considered the nature, extent and quality of the services to be provided by the Advisor and determined that such services will meet the needs of the Fund and its shareholders. The Board reviewed the services provided to the Fund by the Advisor as compared to services provided by other advisors, which manage investment companies with investment objectives, strategies and policies similar to those of the Fund. The Board concluded that the nature, extent and quality of the services provided by the Advisor were appropriate and consistent with the terms of the advisory agreement, that the quality of those services had been consistent with industry norms and that the Fund was likely to benefit from the continued provision of those services. The Board also concluded that the Advisor had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel.

Both at the meeting and on an ongoing basis throughout the year, the Board considered and evaluated the investment performance of the Fund and reviewed the Fund’s performance relative to other investment companies and funds with similar investment objectives, strategies and policies, and its respective benchmark index.  The Board considered both the short-term and long-term performance of the Fund.  They concluded that the performance of the Fund was within an acceptable range of performance relative to other funds with similar investment objectives, strategies and policies.

Discussion Regarding the Approval of the Investment
Advisory Agreement (continued)

The Board considered the costs of the services provided by the Advisor, the compensation and benefits received by the Advisor providing services to the Fund, as well as the Advisor’s profitability.  In addition, the Board considered any direct or indirect revenues received by affiliates of the Advisor including the commissions paid to the Fund’s affiliated broker/dealer, Thomas J. Herzfeld & Co., Inc.  The Board considered the advisory fees paid to the Advisor by the Fund and relevant comparable fee data and statistics of a sampling of small closed-end funds and foreign funds invested in the Latin American region.  The Board further discussed the services by the Advisor and concluded that the advisory services performed were efficient and satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Advisor’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisors for managing comparable funds with similar strategies. The Directors also concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Advisor, and the investment performance of the Fund.

The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders.  The Board recognized that because of the closed-end structure of the Fund, and the fact that there is no influx of capital, this particular factor is less relevant to the Fund than it would be to an open-end fund.  The Board concluded that only marginal economies of scale could be achieved through the growth of assets since the Fund is closed-ended.

The Board also considered its deliberations regarding the Advisor’s services and performance from the regular Board meetings held throughout the year, including the Board’s discussion of the Fund’s investment objective, long-term performance, investment style and process.  The Board noted the high level of diligence with which it reviews and evaluates the Advisor throughout the year and the extensive information provided with respect to Advisor’s performance and the Fund’s expenses on a quarterly basis.  The Board also considered whether there have occurred any events that would constitute a reason not to renew the Agreement and concluded there were not.

After deliberation and further consideration of the factors discussed above and information presented at the August 11, 2010 meeting and at previous meetings of the Board, the Board and the Independent Directors determined to continue the Agreement for an additional one-year period.  In arriving at this decision, the Board and the Independent Directors did not identify any single matter, factor or consideration as controlling, but made their determination in light of all the circumstances.  The Board based its decision to approve the Agreement on all the relevant factors in light of its reasonable business judgment, and with a view to future long-term considerations.

Results of November 16, 2010 Stockholder Meeting

The annual meeting of stockholders of the Fund was held on November 16, 2010.  At the meeting two nominees for Director posts were elected as follows:

	Votes for	Votes withheld

Ms. Ann S. Lieff	2,909,552	81,203
Mr. Ted S. Williams	2,903,060	87,695

The terms of office as directors of Kay W. Tatum, Michael A. Rubin and Thomas J. Herzfeld continued after the meeting.

NASDAQ Listing

On May 19, 2010, Ann S. Lieff, an independent director of the Fund, resigned from her position on the Fund’s audit committee, but she remains as a member of the Board.  The resignation resulted in the audit committee being composed of two independent members rather than the required three independent members.  Accordingly, the Fund notified the NASDAQ that the composition of its audit committee did not comply with the audit committee composition requirement under NASDAQ Listing Rule 5605(c)(2)(A) (“Rule”) due to one vacancy on the audit committee.  On July 1, 2010, during the relevant cure period, Ted S. Williams was appointed as an independent director to the Fund’s Board of Directors, expanding the Board to five members.  Mr. Williams was also appointed to the nominating committee and audit committee.  Mr. Williams’ appointment to the audit committee satisfied the NASDAQ Listing Rule.  On July 6, 2010, the Fund received notification from NASDAQ that the Fund now complies with the Rule.

Additional Portfolio Manager

In November 2008, Mr. Erik M. Herzfeld was appointed as a portfolio manager of the Fund.  Prior to his appointment as a portfolio manager, Mr. Thomas J. Herzfeld was sole portfolio manager of the Fund.  Erik joined Thomas J. Herzfeld Advisors, Inc. in February, 2007.  Before Thomas J. Herzfeld Advisors, Inc., Erik served in quantitative research and trading roles with both Lehman Brothers and JPMorgan, where he served as a Vice President in New York and Asia. Erik is a graduate of Johns Hopkins University with a degree in Economics and holds a Masters Degree from the MIT Sloan School of Management.

Quarterly Portfolio Reports

The Fund files quarterly schedules of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Form N-Q is available by link on the Fund’s website at www.herzfeld.com, by calling the Fund at 800-TJH-FUND, or on the SEC’s EDGAR database at www.sec.gov.  In addition, the Form N-Q can be reviewed and copied at the SEC’s public reference room in Washington, D.C.  More information about the SEC’s website or the operation of the public reference room can be obtained by calling the SEC at 1-800-732-0330.

Proxy Voting Policies and Procedures

Information regarding how the Fund voted proxies relating to portfolio securities from July 1, 2009 to June 30, 2010, and a description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Fund at 800-TJH-FUND, or by accessing the SEC’s website at www.sec.gov.

Privacy Policy

Information We Collect

We collect nonpublic information about you from applications or other account forms you complete, from your transactions with us, our affiliates or others through transactions and conversations over the telephone.

Information We Disclose

We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we may disclose nonpublic information about you to third parties to assist us in servicing your account with us and to send transaction confirmations, annual reports, prospectuses and tax forms to you. We may also disclose nonpublic information about you to government entities in response to subpoenas.

Our Security Procedures

To ensure the highest level of confidentiality and security, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information. We also restrict access to your personal and account information to those employees who need to know that information to provide services to you.

Officers and Directors

Officers

THOMAS J. HERZFELD
Director, Chairman of the Board, President and Portfolio Manager
ERIK M. HERZFELD
Portfolio Manager
CECILIA GONDOR
Secretary, Treasurer, Chief Compliance Officer

Independent Directors

ANN S. LIEFF
Director
MICHAEL A. RUBIN
Director
KAY W. TATUM, Ph.D.
Director
TED S. WILLIAMS
Director

THE HERZFELD CARIBBEAN BASIN FUND, INC.
The Herzfeld Building
P.O. Box 161465
Miami, FL  33116

ITEM 2.	CODE OF ETHICS

(a) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable as schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) No changes to the portfolio manager identified in paragraph 8(a)(1) of registrant's most recent annual report on this form.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUND MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

PERIOD	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (beginning July 1, 2010 and ending July 31, 2010)	0	n/a	n/a	n/a
Month #2 (beginning August 1, 2010 and ending August 31, 2010)	0	n/a	n/a	n/a
Month #3 (beginning September 1, 2010 and ending September 30, 2010)	0	n/a	n/a	n/a
Month #4 (beginning October 1, 2010 and ending October 31, 2010)	0	n/a	n/a	n/a
Month #5 (beginning November 1, 2010 and ending November 30, 2010)	0	n/a	n/a	n/a
Month #6 (beginning December 1, 2010 and ending December 31, 2010)	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the stockholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(2) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.302 Cert.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith as Exhibits 99.906 Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Thomas J. Herzfeld
Thomas J. Herzfeld
President and Chairman

Date: March 3, 2011

The Herzfeld Caribbean Basin Fund, Inc.

By:	/s/ Cecilia L. Gondor
Cecilia L. Gondor
Secretary and Treasurer
(Principal Financial Officer)

Date: March 3, 2011